                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): January 21, 2002

                               TRANSIT GROUP, INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                      0-18601               59-2576629
             -------                      -------               ----------
 (State or other jurisdiction of    (Commission File No.)      (IRS Employer
  incorporation or organization                              Identification No.)

                                  Overlook III
                              2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
                             ----------------------
           (Address of principal executive offices, including zip code)
                                 (770) 444-0240
                                 --------------
              (Registrant's telephone number, including area code)


                                      None.
                        (Former name or Former Address if
                           Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a)

         (i) On January 21, 2002, PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") resigned as the independent accountants of Transit Group, Inc. ("Registrant").

         (ii) The reports of PricewaterhouseCoopers on the 1999 and 2000 financial statements contained no adverse opinion, disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their report on the financial statements for the year ended December 31, 2000 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

         (iii) In connection with its audits for each of the fiscal years ended December 31, 1999 and 2000 (to date the Registrant has not filed any periodic reports, containing unaudited or audited financial statements, for the fiscal year 2001) and through January 21, 2002, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their reports on the financial statements for such years.

         (iv) During the two fiscal years ended December 31, 2000 and through January 21, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except as discussed below. In connection with its audit of the financial statements for the year ended December 31, 2000, PricewaterhouseCoopers communicated to the Registrant, and its Audit Committee, certain matters involving the Registrant's internal control structure and its operation that PricewaterhouseCoopers considered to be material weaknesses; namely the performance of account analyses and account reconciliations on a timely basis, and the inability of the Registrant to prepare external financial statements on a timely basis.

         The Registrant has authorized PricewaterhouseCoopers to respond fully to the inquiries of the Registrant's new accountants, when such new accountants are selected, concerning the nature of each of the matters described above.

         (v) The Registrant requested that PricewaterhouseCoopers furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. A copy of such letter is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS

         16.1  Letter from PricewaterhouseCoopers LLP dated January 30, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSIT GROUP, INC.



Date:  January 31, 2002             /s/ PHILIP A. BELYEW
                                    --------------------------------------------
                                    Philip A. Belyew
                                    Chief Executive Officer and President